LUTHERAN BROTHERHOOD VARIABLE
INSURANCE PRODUCTS COMPANY

LBVIP VARIABLE INSURANCE ACCOUNT

Power of Attorney of
Directors and Officers

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY, a Minnesota corporation (the "Company"), the Depositor of LBVIP VARIABLE INSURANCE ACCOUNT, does hereby make, constitute and appoint John C. Bjork, James E. Nelson, Brett L. Agnew, Rodney A. DeWalt and Woodrow E. Eno, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 19th day of April, 2002.

/s/ John O. Gilbert                                       /s/ Pamela J. Moret
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John O. Gilbert                                           Pamela J. Moret

/s/ Bruce J. Nicholson                                    /s/ James A. Thomsen
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Bruce J. Nicholson                                        James A. Thomsen

/s/ Woodrow E. Eno                                        /s/ Jon M. Stellmacher
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Woodrow E. Eno                                            Jon M. Stellmacher

/s/ Lawrence W. Stranghoener                              /s/ Randall L. Boushek
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Lawrence W. Stranghoener                                  Randall L. Boushek
                                                          (Principal Accounting Officer)